UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund III

Logan Circle Partners Core Plus Fund

Annual Report	October 31, 2016

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS
CORE PLUS FUND
OCTOBER 31, 2016

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-252-4993; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

SHAREHOLDERS’ LETTER

Investment Objective

The investment objective of the Logan Circle Partners Core Plus Fund (the “Fund”) is to seek to maximize capital appreciation and income.

Performance Summary

The Fund experienced a return of 5.32% and 5.31% for the I Shares and R Shares, respectively, while the Bloomberg Barclays US Aggregate Bond Index returned 4.37% in the twelve months ended October 31, 2016.

Review

Rates exposure had a positive impact on performance. Ten year U.S. Treasury rates were volatile over the course of the last twelve months starting at 2.14%, falling to a low of 1.36%, to a high of 2.34%, and finishing the period (10/31/16) at 1.83%. We also saw two-year and 10-year U.S. Treasury securities (“2s/10s”) curve flatten from a high of 147 to 98 as global growth was more uncertain. The Fund had a neutral duration position throughout the year, however, active duration management and a curve flattening bias benefited.

Agency mortgage exposure had a negative impact on performance. The portfolio was underweight throughout the course of the year but with greater contribution to duration and yield advantage. The Fund moved exposure down in coupon, overweighting the 30 year 3% coupon for the best carry. Specified mortgage payups performed well due to fast speeds in the To-Be-Announced (“TBA”) deliverables and the yield advantage they can provide. Coupon selection and carry offset a small market value underweight as mortgage spreads rallied.

Non-Agency Mortgages had a positive impact on performance. Non-agency mortgages rallied across the board with lower quality outperforming higher quality.

Commercial Mortgage–Backed Securities (“CMBS”) had a positive impact on performance as the fund maintained an overweight allocation to the sector and spreads tightening in longer dated issues as well as receiving good carry out of shorter duration positions.

Asset Backed Securities (“ABS”) exposure had a positive impact on performance. ABS continued to rally as the more credit sensitive and more off-the-run securities saw the most tightening as investors reached for yield in short duration securities.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

Security selection, particularly in Industrial sectors, was the key driver of performance for investment grade corporates. In particular, the holdings in the Chemicals sector where a strong contributor to returns owing to solid earnings and continued positive momentum from a late second quarter. In Metals & Mining sector, the holdings were a meaningful contributor to returns even though gold prices have recently been somewhat range bound, but the bonds saw strong demand as the sector continued to de-lever and improve its cost structure. An underweight to Communications weighed slightly on returns, but security selection more than made up for it. The fund enjoyed particularly solid security selection in the Wirelines sector. In Technology, the overweight to higher volatile (“beta”) names drove performance as these holdings outperformed their higher quality counterparts, many of whom continued to lever their balance sheets. The fund also saw positive security selection in the Banking sector, where subordinated holdings generally outperformed. The funds subordinated Insurance holdings were a source of outperformance. From a sector perspective, an underweight to Energy was a drag on returns, though the fund recouped some of this through security selection. The underweight to Utilities was a positive contributor to performance, as the sleepy sector trailed its Industrial counterparts.

High Yield exposure had a meaningfully positive contribution to returns which was led by positions in the wireless sector. Commodity sensitive names all enjoyed solid gains, most prominently steel producers. High yield technology names also rallied as the industry continues to take steps to clean up its capital structure and opportunistically extend maturities.

Outlook

It is as challenging as we can recall to deliver strong opinions on the direction of the market. From a broad market perspective, even the distance between the highest and lowest GDP Wall Street economist estimate is barely more than a percentage point. We don’t recall ever witnessing consensus (and complacency) as high as it currently is with nearly all market participants comfortable that the trends of both a dovish Fed and never-ending international QE will persist across any foreseeable investment horizon. Given that paradigm, asset pricing will probably reside in their current, well defined ranges. We are rooting for a change in the broader story, but feel that it’s more likely the trends in place are here to stay.

Until we observe major changes in valuations or fundamentals, we do not anticipate making major changes to the fund. We will remain overweight the spread sectors of the market, but with bias to a conservative overweight focusing on fundamentally stable, shorter dated assets to harvest excess yield versus the benchmark. Excess return (“Alpha”) in the form of capital appreciation will be driven from idiosyncratic themes and positions in best ideas further out the curve.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

From a sector perspective, we favor banks versus most industrial sectors. The underperformance of the banking sector in recent quarters has been stark, even with relative paucity of issuance from the space. We anticipate clarity around total loss absorbing capital (“TLAC”) from the Federal Reserve in the fourth quarter or at the latest in the first quarter of 2017. Once the rules are finalized, we believe the clarity over the long speculated TLAC related issuance will allow the space to make up some of the ground lost relative to the rest of the market. In conclusion, we anticipate that performance will be driven by idiosyncratic positioning as opposed to sector or macro posturing in the upcoming quarters. This has been the pattern of recent quarters, and similar to our market outlook, think that this type of market environment is unlikely to change dramatically in the near future.

Agency mortgage spreads begin the quarter near the tight end of the range that they have been in for the past couple of years. If interest rates remain within their recent range and volatility remains contained, mortgages should continue to perform. Domestic banks and foreign investors should continue to be significant sources of demand. The duration hedged carry on mortgages would allow them to withstand a marginal widening over the quarter while still matching Treasury returns. The non-agency mortgage market should remain resilient. Non-Agency mortgages continue to see negative net issuance while investors need to reinvest proceeds from the $8.5 billion Countrywide settlement. Home prices continue to increase at an above consensus rate of 5.1% year over year. CMBS markets and spreads are likely to remain range bound as the market digests supply and risk retention. While we feared a deterioration of underwriting standards ahead of the implementation of risk retention, the opposite is occurring as deals coming in the fourth quarter appear to have better credit metrics (lower loan to value, higher debt-to-service-ratio and higher debt yields). Spreads in most sectors within asset backed securities are near the tights of the year but the concession for off-the-run ABS still has room to rally, in our view. Trading in Federal Family Education Loan Program (“FFELP”) Student Loans has become more frequent, and we expect this trend to continue as the rating agencies complete their reviews of bonds in the sector.

Agency mortgages should remain range bound amid a backdrop of continued demand and diminishing supply. We will continue to remain around a neutral weighting and look to add on weakness or sell on strength. While specified payups are susceptible to a further selloff in interest rates, we plan to continue to hold and seek low payup specified pools due to their significant carry advantage over TBA. We plan to maintain positions in non-agency mortgages due to their stable prices, low duration and good carry. We look to maintain the CMBS positioning in the longer part of the curve and potentially add if spreads widen into new issuance. We still feel there is opportunity in many legacy CMBS AAA mezzanine

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

(“AM”), AAA junior (“AJ”) and mezzanine deals due to the inability of some legacy loans to refinance, making these attractive carry vehicles. Value remains in ABS as autos continue to have reasonable carry and breakeven protection, while private student loans could continue to compress towards more on-the-run sectors.

The views presented above are the investment adviser’s and are subject to change over time. There can be no assurance that the views expressed above will prove accurate and should not be relied upon as a reliable indicator of future events. This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance. Past performance does not guarantee future results. The performance benchmark for the Logan Circle Partners Core Plus Mutual Fund is the Bloomberg Barclays US Aggregate Bond Index, which is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

Definition of Comparative Index

Bloomberg Barclays US Aggregate Bond Index is an index generally representing fixed-rate, investment-grade government bonds, corporate debt securities, mortgage-backed securities, and asset-backed securities with minimum maturity dates of at least one year.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

Comparison of Change in the Value of a $5,000,000 Investment in the Logan Circle Plus Fund, I Shares versus the Bloomberg Barclays US Aggregate Index

	TOTAL RETURN FOR THE YEAR ENDED OCTOBER 31, 2016
	One Year Return	Annualized Inception to Date*
I Class Shares	5.32%	2.78%
R Class Shares**	5.31%	2.89%
Bloomberg Barclays US Aggregate Index	4.37%	2.99%

*	The Logan Circle Partners Core Plus Fund, I Class and R Class Shares, commenced operations on December 31, 2014.

**	As R Class Shares only held seed money, Class R Shares did not incur distribution fees due to low net assets. If these fees were incurred the performance disclosed would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a share holder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 37.8%

	Face Amount	Value

CONSUMER DISCRETIONARY — 3.8%
Altice Luxembourg
7.750%, 05/15/22 (A)	$35,000	$36,553
AutoNation
4.500%, 10/01/25	20,000	20,924
CCO Safari II
4.464%, 07/23/22 (A)	25,000	26,629
Clear Channel Worldwide Holdings
6.500%, 11/15/22	35,000	35,647
Comcast
1.625%, 01/15/22	20,000	19,597
Cox Communications
3.350%, 09/15/26 (A)	20,000	19,723
Darden Restaurants
6.800%, 10/15/37	30,000	34,978
Discovery Communications
4.900%, 03/11/26	30,000	32,611
General Motors
4.875%, 10/02/23	70,000	75,371
Kohl’s
5.550%, 07/17/45	20,000	19,399
Newell Brands
3.850%, 04/01/23	25,000	26,530

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued
NVR
3.950%, 09/15/22	$25,000	$26,344
QVC
4.375%, 03/15/23	5,000	5,020
Sky
6.100%, 02/15/18 (A)	20,000	21,025

		400,351

CONSUMER NON-CYCLICAL — 0.3%
Land O’ Lakes
6.000%, 11/15/22 (A)	30,000	33,075

CONSUMER STAPLES — 1.5%
Altria Group
10.200%, 02/06/39	20,000	36,842
CVS Health
5.125%, 07/20/45	10,000	11,666
2.875%, 06/01/26	10,000	9,926
Kraft Heinz Foods
4.875%, 02/15/25 (A)	55,000	60,429
Reynolds American
6.875%, 05/01/20	30,000	34,869

		153,732

ENERGY — 5.0%
Anadarko Petroleum
6.450%, 09/15/36	51,000	60,521
Canadian Oil Sands
7.750%, 05/15/19 (A)	20,000	22,259
4.500%, 04/01/22 (A)	30,000	30,849
Chevron
2.954%, 05/16/26	15,000	15,304
DCP Midstream Operating
2.500%, 12/01/17	5,000	4,962
Devon Financing
7.875%, 09/30/31	35,000	44,558
Energy Transfer Partners
6.050%, 06/01/41	15,000	15,271
5.150%, 03/15/45	10,000	9,311
4.050%, 03/15/25	10,000	9,878
Enterprise Products Operating
7.034%, 01/15/68 (B)	15,000	15,836

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued
Kinder Morgan
5.550%, 06/01/45	$20,000	$20,759
MPLX
4.875%, 12/01/24	30,000	31,376
Petroleos Mexicanos MTN
5.625%, 01/23/46	15,000	12,971
4.625%, 09/21/23 (A)	20,000	19,946
Sabine Pass Liquefaction
5.000%, 03/15/27 (A)	20,000	20,350
Schlumberger Holdings
4.000%, 12/21/25 (A)	25,000	26,850
Shell International Finance BV
4.000%, 05/10/46	15,000	14,866
2.875%, 05/10/26	20,000	20,037
Suncor Energy
5.950%, 12/01/34	20,000	23,728
Transcanada Trust
5.875%, 08/15/76 (B)	25,000	26,750
Transocean
3.750%, 10/15/17	29,000	28,855
Williams Partners
3.600%, 03/15/22	50,000	50,891

		526,128

FINANCIALS — 9.9%
Anheuser-Busch InBev Finance
3.650%, 02/01/26	25,000	26,307
2.650%, 02/01/21	25,000	25,568
Apollo Management Holdings
4.400%, 05/27/26 (A)	20,000	20,639
Assurant
2.500%, 03/15/18	30,000	30,295
Bank of America MTN
3.500%, 04/19/26	35,000	35,925
Bank of Montreal MTN
1.900%, 08/27/21	20,000	19,780
Bank of New York Mellon MTN
2.200%, 08/16/23	20,000	19,710
Bear Stearns
5.550%, 01/22/17	25,000	25,248
Chubb INA Holdings
2.875%, 11/03/22	15,000	15,628

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Citigroup
4.650%, 07/30/45	$20,000	$21,883
4.450%, 09/29/27	25,000	26,341
3.200%, 10/21/26	15,000	14,965
Citigroup Capital III
7.625%, 12/01/36	20,000	24,575
Compass Bank
6.400%, 10/01/17	40,000	41,536
Farmers Exchange Capital III
5.454%, 10/15/54 (A) (B)	25,000	24,682
Ford Motor Credit
2.551%, 10/05/18	25,000	25,300
General Motors Financial
5.250%, 03/01/26	25,000	27,227
Goldman Sachs Capital I
6.345%, 02/15/34	35,000	42,212
Goldman Sachs Group
6.750%, 10/01/37	45,000	56,756
5.300%, 12/29/49 (B)	20,000	20,376
2.350%, 11/15/21	20,000	19,832
Goldman Sachs Group MTN
2.634%, 10/28/27 (B)	35,000	35,065
HSBC Bank
7.650%, 05/01/25	10,000	12,489
HSBC Bank USA, NY
5.875%, 11/01/34	20,000	23,900
Intesa Sanpaolo
2.375%, 01/13/17	5,000	5,004
Janus Capital Group
4.875%, 08/01/25	25,000	26,736
JPMorgan Chase MTN
2.295%, 08/15/21	45,000	45,035
KKR Group Finance III
5.125%, 06/01/44 (A)	25,000	24,845
MetLife
10.750%, 08/01/39	30,000	49,050
Morgan Stanley MTN
3.875%, 01/27/26	15,000	15,815
2.282%, 10/24/23 (B)	35,000	34,958
Mutual of Omaha Insurance
4.297%, 07/15/54 (A) (B)	35,000	35,108

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Sirius International Group 7.506%, 05/29/49 (A) (B)	$30,000	$30,188
Toronto-Dominion Bank
3.625%, 09/15/31 (B)	35,000	34,962
Toronto-Dominion Bank MTN
2.125%, 04/07/21	25,000	25,175
USF&G Capital III
8.312%, 07/01/46 (A)	15,000	20,209
Validus Holdings
8.875%, 01/26/40	15,000	20,443
Wells Fargo
3.000%, 10/23/26	35,000	34,760

		1,038,527

HEALTH CARE — 4.6%
AbbVie
2.500%, 05/14/20	25,000	25,315
Aetna
2.800%, 06/15/23	15,000	15,200
1.900%, 06/07/19	20,000	20,160
Anthem
3.125%, 05/15/22	25,000	25,816
AstraZeneca
2.375%, 11/16/20	25,000	25,449
Express Scripts Holding
3.000%, 07/15/23	10,000	9,945
Gilead Sciences
2.550%, 09/01/20	45,000	46,119
Mylan
5.250%, 06/15/46 (A)	35,000	35,435
3.950%, 06/15/26	80,000	79,794
Perrigo
4.000%, 11/15/23	20,000	20,513
2.300%, 11/08/18	20,000	20,099
Perrigo Finance Unlimited
4.375%, 03/15/26	15,000	15,739
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	45,000	44,916
Tenet Healthcare
8.125%, 04/01/22	40,000	39,100

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — continued
Teva Pharmaceutical Finance Netherlands III BV
2.800%, 07/21/23	$30,000	$29,521
2.200%, 07/21/21	35,000	34,577

		487,698

INDUSTRIALS — 1.3%
AerCap Global Aviation Trust
6.500%, 06/15/45 (A) (B)	25,000	25,750
American Airlines Pass-Through Trust, Ser 2014-1, Cl B
4.375%, 10/01/22	28,748	28,926
General Electric
5.250%, 12/06/17	20,000	20,884
4.500%, 03/11/44	25,000	28,117
General Electric MTN
5.875%, 01/14/38	10,000	13,061
Lockheed Martin
3.350%, 09/15/21	15,000	15,924

		132,662

INFORMATION TECHNOLOGY — 2.8%
Diamond 1 Finance
8.350%, 07/15/46 (A)	40,000	48,468
5.450%, 06/15/23 (A)	45,000	48,189
Harris
1.999%, 04/27/18	25,000	25,119
Hewlett Packard Enterprise
6.200%, 10/15/35 (A)	35,000	36,190
2.450%, 10/05/17 (A)	60,000	60,774
Oracle
1.900%, 09/15/21	25,000	24,902
Seagate HDD Cayman
4.750%, 06/01/23	30,000	29,850
Tyco Electronics Group
6.550%, 10/01/17	20,000	20,954

		294,446

MATERIALS — 4.5%
Albemarle
5.450%, 12/01/44	30,000	33,611
4.150%, 12/01/24	25,000	26,557
ArcelorMittal
6.125%, 06/01/25	25,000	27,375

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued
Barrick
5.250%, 04/01/42	$10,000	$10,950
4.100%, 05/01/23	11,000	11,825
Barrick North America Finance
5.750%, 05/01/43	10,000	11,670
Blue Cube Spinco
10.000%, 10/15/25	55,000	66,000
Chesapeake Funding, Ser 2014-1A, Cl C
1.726%, 03/07/26 (A) (B)	200,000	198,376
Georgia-Pacific
8.875%, 05/15/31	15,000	23,476
Rayonier AM Products
5.500%, 06/01/24 (A)	25,000	22,938
Westlake Chemical
4.875%, 05/15/23 (A)	15,000	15,600
Yara International
3.800%, 06/06/26 (A)	25,000	25,506

		473,884

REAL ESTATE — 0.2%
Boston Properties
2.750%, 10/01/26	20,000	19,323

TELECOMMUNICATION SERVICES — 2.3%
AT&T
4.550%, 03/09/49 (A)	10,000	9,418
BellSouth
6.000%, 11/15/34	20,000	21,487
Intelsat Jackson Holdings
7.250%, 04/01/19	40,000	32,250
Nokia
6.625%, 05/15/39	30,000	32,400
Sprint Capital
8.750%, 03/15/32	50,000	50,750
Verizon Communications
5.150%, 09/15/23	20,000	22,877
4.672%, 03/15/55	30,000	29,246
1.375%, 08/15/19	45,000	44,617

		243,045

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

UTILITIES — 1.6%
Duke Energy Progress
4.100%, 03/15/43	$15,000	$15,802
Emera
6.750%, 06/15/76 (B)	30,000	33,150
Emera US Finance
4.750%, 06/15/46 (A)	10,000	10,627
3.550%, 06/15/26 (A)	20,000	20,428
Exelon
2.850%, 06/15/20	25,000	25,730
Fortis
3.055%, 10/04/26 (A)	15,000	14,760
Great Plains Energy
5.292%, 06/15/22 (C)	25,000	27,709
Monongahela Power
4.100%, 04/15/24 (A)	20,000	21,751

		169,957

TOTAL CORPORATE OBLIGATIONS (Cost $3,914,460)		3,972,828

MORTGAGE-BACKED SECURITIES — 35.0%

AGENCY MORTGAGE-BACKED OBLIGATIONS — 28.0%
FHLMC
5.500%, 06/01/41	13,343	15,224
4.000%, 08/01/44 to 02/01/46	117,345	126,912
3.500%, 08/01/30 to 05/01/46	172,199	181,975

FHLMC Multifamily Structured Pass-Through Certificates, Ser K053, Cl A2
2.995%, 12/25/25	15,000	15,841

FHLMC Multifamily Structured Pass-Through Certificates, Ser K702, Cl X1, IO
1.617%, 02/25/18 (B)	859,739	12,796

FHLMC Multifamily Structured Pass-Through Certificates, Ser K706, IO
1.689%, 10/25/18	2,036,202	52,087

FHLMC Multifamily Structured Pass-Through Certificates, Ser KF12, Cl A
1.224%, 09/25/22 (B)	17,384	17,411

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
FHLMC Multifamily Structured Pass-Through Certificates, Ser KIR1
2.849%, 03/25/26	$60,000	$61,666

FHLMC Reference REMIC, Ser R006, Cl ZA
6.000%, 04/15/36	26,954	31,179

FHLMC, Ser 2003-2632, Cl AB
4.500%, 06/15/18	8,725	8,907

FHLMC, Ser 2010-3632, Cl PK
5.000%, 02/15/40	12,930	14,248

FHLMC, Ser 2012-271, Cl 30
3.000%, 08/15/42	50,768	52,395

FNMA
6.000%, 09/01/39	2,882	3,306
5.500%, 04/01/36 to 07/01/40	68,885	78,479
5.000%, 02/01/31	78,478	87,107
4.500%, 04/01/35 to 03/01/46	80,251	89,257
4.000%, 06/01/45 to 04/01/46	149,248	161,391
3.500%, 12/31/20 to 07/01/46	500,701	527,348
2.550%, 07/01/26	24,897	25,277

FNMA TBA
4.500%, 12/01/35	100,000	109,219
4.000%, 12/14/39	120,000	128,366
3.500%, 11/01/40 to 12/01/40	280,000	293,888
3.000%, 11/15/42 to 12/12/42	505,000	519,664

FNMA, Ser 2001-T4, Cl A1
7.500%, 07/25/41	3,450	4,127

FNMA, Ser 2004-54, Cl ES
7.075%, 04/25/27 (B)	25,795	29,805

FNMA, Ser 2005-24, Cl ZE
5.000%, 04/25/35	14,204	15,835

FNMA, Ser 2012-121, Cl TB
7.000%, 11/25/42	65,606	77,211

GNMA
5.500%, 07/20/43 to 09/20/43	19,588	22,032
5.294%, 05/20/60	67,338	70,723
4.626%, 06/20/62	103,493	109,236

		2,942,912

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — 7.0%
Banc of America Commercial Mortgage Trust, Ser 2007-2, Cl AM
5.801%, 04/10/49 (B)	$10,000	$10,109

Banc of America Merrill Lynch Commercial Mortgage, Ser 2005-3, Cl AM
4.727%, 07/10/43	3,653	3,653

Commercial Mortgage Trust, Ser 2015-CR25, Cl A4
3.759%, 08/10/48	30,000	32,380

Commercial Mortgage Trust, Ser 2015-PC1, Cl B
4.443%, 07/10/50 (B)	35,000	35,866

Credit Suisse First Boston Mortgage Securities, Ser C3, Cl B
4.882%, 07/15/37	10,000	9,988

CSMC Mortgage-Backed Trust, Ser 2007-5, Cl 8A2
6.000%, 10/25/24	33,290	33,876

Deutsche Mortgage Securities Re-REMIC Trust Certificates Series 2007-WM1, Ser 2007-WM1, Cl A1
4.078%, 06/27/37 (A) (B)	26,507	26,146

First Horizon Mortgage Pass-Through Trust, Ser 2005-AR1, Cl 2A1
2.573%, 04/25/35 (B)	15,748	15,744

FREMF Mortgage Trust, Ser 2013-K24, Cl B
3.622%, 11/25/45 (A) (B)	25,000	26,029

FREMF Mortgage Trust, Ser 2015-K721, Cl B
3.681%, 11/25/47 (A) (B)	15,000	14,803

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2005-CB12, Cl AJ
4.987%, 09/12/37 (B)	3,455	3,473

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-CB20, Cl AM
5.880%, 02/12/51 (B)	10,000	10,320

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl A1A
5.439%, 01/15/49	43,865	44,165

JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LDPX, Cl AM
5.464%, 01/15/49 (B)	40,000	39,241

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value

NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
JPMorgan Chase Commercial Mortgage Securities Trust, Ser LD11, Cl AM
5.940%, 06/15/49 (B)	$10,000	$10,103

JPMorgan Mortgage Trust, Ser 2005-A4, Cl 1A1
2.920%, 07/25/35 (B)	14,350	14,238

LB Commercial Mortgage Trust, Ser 2007-C3, Cl AM
6.114%, 07/15/44 (B)	35,000	35,675

LB-UBS Commercial Mortgage Trust, Ser 2001-C3, Cl X, IO
0.568%, 06/15/36 (A) (B)	456,754	1,912

LB-UBS Commercial Mortgage Trust, Ser 2005-C7, Cl F
5.350%, 11/15/40 (B)	10,000	10,039

Merrill Lynch Mortgage Investors Trust, Ser 2005-2, Cl 2A
2.710%, 10/25/35 (B)	26,611	26,625

Merrill Lynch Mortgage Investors Trust, Ser 2005-A10, Cl A
0.735%, 02/25/36 (B)	14,591	13,550

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2014- C14, Cl C
4.992%, 02/15/47 (B)	35,000	37,304

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015- C24, Cl A4
3.732%, 05/15/48	30,000	32,322

Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015- C24, Cl C
4.500%, 05/15/48 (B)	10,000	9,495

Morgan Stanley Capital I Trust, Ser 2006-IQ12, Cl AM
5.370%, 12/15/43	70,000	69,967

Morgan Stanley Capital I Trust, Ser 2007-T27, Cl A1A
5.818%, 06/11/42 (B)	38,359	39,103

Reperforming Loan REMIC Trust, Ser 2005-R2, Cl 2A4
8.500%, 06/25/35 (A)	28,314	29,460

Rialto Real Estate Fund LLC, Ser 2015-LT7, Cl A
3.000%, 12/25/32 (A)	19,280	19,282

Wachovia Bank Commercial Mortgage Trust, Ser 2006-C26, Cl AM
6.285%, 06/15/45 (B)	20,000	20,033

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
NON-AGENCY MORTGAGE-BACKED OBLIGATIONS — continued
Wachovia Bank Commercial Mortgage Trust, Ser 2007-C31, Cl A4
5.509%, 04/15/47	$7,856	$7,910

WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl A3
3.660%, 03/15/47	50,000	53,110

		735,921

TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,675,566)		3,678,833

U.S. TREASURY OBLIGATIONS — 18.9%

U.S. Treasury Bond
2.500%, 05/15/46	405,000	397,580
U.S. Treasury Note
1.500%, 08/15/26	865,000	839,185
1.375%, 09/30/23	150,000	147,633
1.125%, 09/30/21	470,000	465,557
1.000%, 10/15/19	20,000	20,001
0.750%, 08/31/18	120,000	119,784

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,026,818)		1,989,740

ASSET-BACKED SECURITIES — 6.3%

Access Group
1.515%, 07/01/38 (B)	87,211	86,534
Access Group, Ser 2006-1, Cl B
1.112%, 08/25/37 (B)	38,430	33,188
Bear Stearns Asset Backed Securities I Trust, Ser 2005-FR1, Cl M1
1.284%, 06/25/35 (B)	38,692	38,460
Capital Auto Receivables Asset Trust, Ser 2014-1, Cl A3
1.320%, 06/20/18	11,849	11,848
Capital Auto Receivables Asset Trust, Ser 2016-1, Cl A2A
1.500%, 11/20/18	118,126	118,128
Capital Auto Receivables Asset Trust, Ser 2016-3, Cl A2A
1.360%, 04/22/19	15,000	14,996
CarFinance Capital Auto Trust, Ser 2014-1A, Cl A
1.460%, 12/17/18 (A)	1,688	1,688
CarMax Auto Owner Trust, Ser 2016-2, Cl A3
1.520%, 02/16/21	40,000	40,169

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Commercial Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/47	$25,000	$27,155
Credit Suisse Commercial Mortgage Trust, Ser 2006-C1, Cl G
5.855%, 02/15/39 (A) (B)	15,000	14,941
GM Financial Automobile Leasing Trust, Ser 2015-3, Cl A3
1.690%, 03/20/19	20,000	20,093
NovaStar Mortgage Funding Trust, Ser 2003-3, Cl A1
0.880%, 12/25/33 (B)	25,412	24,443
Purchasing Power Funding, Ser 2015-A, Cl A1
3.500%, 10/15/39 (A)	50,887	50,894
Renaissance Home Equity Loan Trust, Ser 2005-4, Cl A3
5.565%, 02/25/36 (C)	16,434	16,474
Santander Drive Auto Receivables Trust, Ser 2015-4, Cl A3
1.580%, 09/16/19	20,000	20,010
Santander Drive Auto Receivables Trust, Ser 2016-3, Cl A2A
1.340%, 11/15/19	40,000	39,985
SLM Private Credit Student Loan Trust, Ser 2005-B, Cl A2
0.833%, 03/15/23 (B)	56,160	56,049
SMART ABS Series Trust, Ser 2015-3US, Cl A3A
1.660%, 08/14/19	25,000	24,991
World Financial Network Credit Card Master Trust, Ser 2016-C, Cl A
1.720%, 08/15/23	20,000	19,998

TOTAL ASSET-BACKED SECURITIES (Cost $662,701)		660,044

LOAN PARTICIPATIONS — 0.7%

Avago Tech, Term Loan
0.000%, 02/01/13	16,868	17,034
Chrysler Group, Term Loan B
3.500%, 05/24/17	14,494	14,503
MacDermid, Term Loan
0.000%, 06/07/20	26,454	26,652
Sungard Availability Services Capital, Term Loan
6.000%, 03/29/19	17,615	16,646

TOTAL LOAN PARTICIPATIONS (Cost $73,665)		74,835

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

MUNICIPAL BONDS — 0.7%

	Face Amount	Value

GEORGIA — 0.7%
Municipal Electric Authority of Georgia, Ser 2010-A
7.055%, 04/01/57	$40,000	$48,154
6.637%, 04/01/57	25,000	32,757

TOTAL MUNICIPAL BONDS (Cost $81,157)		80,911

TOTAL INVESTMENTS — 99.4% (Cost $10,434,367)		$10,457,191

Percentages are based on Net Assets of $10,518,161.

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2016 was $1,252,724 and represents 11.9% of Net Assets.

(B)	Floating rate security - Rate disclosed is the rate in effect on October 31, 2016.
(C)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on October 31, 2016. The coupon on a step bond changes on a specified date.

ABS — Asset-Based Security

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only - face amount represents notional amount

LLC — Limited Liability Company

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

TBA — To Be Announced

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $10,434,367)	$10,457,191
Cash Equivalents	1,197,723
Receivable for Investment Securities Sold	847,068
Dividends and Interest Receivable	66,520
Receivable from Investment Adviser	32,268
Prepaid Expenses	22,722
Deferred Offering Costs -Note 2	13,585
Reclaims Receivable	123

Total Assets	12,637,200

Liabilities:
Payable for Investment Securities Purchased	2,043,512
Payable due to Administrator	9,317
Dividends and Interest Payable	2,672
Chief Compliance Officer Fees Payable	2,219
Payable due to Trustees	1,665
Other Accrued Expenses	59,654

Total Liabilities	2,119,039

Net Assets	$10,518,161

NET ASSETS CONSIST OF:
Paid-in Capital	$10,397,955
Undistributed Net Investment Income	23,101
Accumulated Net Realized Gain on Investments	74,281
Net Unrealized Appreciation on Investments	22,824

Net Assets	$10,518,161

I Class Shares
Net Assets	$10,518,013
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,040,060

Net Asset Value, Offering and Redemption Price Per Share	$10.11	*

R Class Shares
Net Assets	$148
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15

Net Asset Value, Offering and Redemption Price Per Share	$10.12	*

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND FOR THE YEAR ENDED OCTOBER 31, 2016

STATEMENT OF OPERATIONS

Investment Income
Interest	$295,318
Dividends	324
Less: Foreign Taxes Withheld	(347)

Total Investment Income	295,295

Expenses
Administration Fees - Note 4	110,049
Investment Advisory Fees - Note 5	40,956
Trustees’ Fees	8,986
Chief Compliance Officer Fees	5,918
Transfer Agent Fees	71,209
Legal Fees	38,816
Pricing Fees	38,631
Audit Fees	27,500
Printing Fees	22,682
Registration Fees	19,063
Custodian Fees	16,757
Insurance and Other Expenses	5,733

Total Expenses	406,300

Less: Investment Advisory Fees Waived	(40,956)
Reimbursement of Expense from Investment Advisor	(319,283)

Net Expenses	46,061

Net Investment Income	249,234

Net Realized Gain on Investments	131,947
Net Change in Unrealized Appreciation (Depreciation) on Investments	153,415

Net Realized and Unrealized Gain on Investments	285,362

Net Increase in Net Assets Resulting from Operations	$534,596

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Period Ended October 31, 2015*

Operations:
Net Investment Income	$249,234	$150,737
Net Realized Gain (Loss) on Investments	131,947	(36,862)
Net Change in Unrealized Appreciation (Depreciation) on Investments	153,415	(130,591)

Net Increase (Decrease) in Net Assets Resulting from Operations	534,596	(16,716)

Dividends and Distributions from:

Net Investment Income:
I Class	(263,381)	(134,287)
R Class	(4)	(2)

Total Dividends and Distributions	(263,385)	(134,289)

Capital Share Transactions:

I Class:
Issued	1	10,000,140
Reinvestment of Dividends	263,381	134,286
Redeemed	—	—

Increase from I Class Shares Capital Share Transactions	263,382	10,134,426

R Class:
Issued	2	140
Reinvestment of Dividends	4	2
Redeemed	(1)	—

Increase from R Class Shares Capital Share Transactions	5	142

Net Increase in Net Assets from Capital Share Transactions	263,387	10,134,568

Total Increase in Net Assets	534,598	9,983,563

Net Assets:
Beginning of Period	9,983,563	—

End of Period	$10,518,161	$9,983,563

Undistributed Net Investment Income	$23,101	$21,842

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Period Ended October 31, 2015*

Shares Issued and Redeemed:

I Class:
Issued	—	1,000,014
Reinvestment of Dividends	26,436	13,610
Redeemed	—	—

Increase in Shares Outstanding from I Class Share Transactions	26,436	1,013,624

R Class:
Issued	—	14
Reinvestment of Dividends	1	—
Redeemed	—	—

Increase in Shares Outstanding from R Class Share Transactions	1	14

Net Increase in Shares Outstanding from Share Transactions	26,437	1,013,638

* The Fund I Class and R Class Shares, commenced operations on December 31, 2014.

Amounts designated as “—” are $0 have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected per share data & ratios

For a share outstanding throughout the year or period

	I Class Shares
	Year Ended October 31, 2016	Period Ended October 31, 2015(1)
Net Asset Value, Beginning of Period	$9.85	$10.00

Income from Operations:
Net Investment Income Gain(2)	0.24	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.28	(0.17)

Total from Operations	0.52	(0.02)

Dividends and Distributions from:
Net Investment Income	(0.26)	(0.13)

Total Dividends and Distributions	(0.26)	(0.13)

Net Asset Value, End of Period	$10.11	$9.85

Total Return †	5.32%	(0.16)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$10,518	$9,983
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	0.45%	0.45%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.97%	4.72%*
Ratio of Net Investment Income to Average Net Assets	2.43%	1.85%*
Portfolio Turnover Rate	508%	798%^

Amounts designated as “—” are $0 or round to $0.

(1)	The Fund’s I Class Shares commenced operations on December 31, 2014.
(2)	Per share calculations were performed using average shares method.
*	Annualized.
^	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected per share data & ratios

For a share outstanding throughout the year or period

	R Class Shares
	Year Ended October 31, 2016	Period Ended October 31, 2015(1)
Net Asset Value, Beginning of Period	$9.86	$10.00

Income from Operations:
Net Investment Income Gain(2)	0.24	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.28	(0.15)

Total from Operations	0.52	—

Dividends and Distributions from:
Net Investment Income	(0.26)	(0.14)

Total Dividends and Distributions	(0.26)	(0.14)

Net Asset Value, End of Period	$10.12	$9.86

Total Return †	5.31%	0.05%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$—	$—
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	0.45%	0.45%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.97%	4.72%*
Ratio of Net Investment Income to Average Net Assets	2.44%	1.85%*
Portfolio Turnover Rate	508%	798%^

Amounts designated as “—” are $0 or round to $0.

(1)	The Fund’s R Class Shares commenced operations on December 31, 2014.
(2)	Per share calculations were performed using average shares method.
*	Annualized.
^	Portfolio turnover is for the period indicated and has not been annualized.
†

Total return is for the period indicated and has not been annualized. Return shown does not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had the Adviser not waived its fee and/or reimbursed other expenses.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

NOTES TO THE FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 14 funds. The financial statements herein are those of the Logan Circle Partners Core Plus Fund (the “Fund”). The Fund is diversified and its investment objective is to seek to maximize capital appreciation and income. The Fund invests in a portfolio of investment grade, U.S. fixed income securities of any maturity or duration. The Fund also may invest up to 20% of its net assets in any combination of high yield bonds (also known as “junk bonds”) and non-U.S. fixed income securities, including emerging market bonds. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2016, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●

Level 2 —Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2016, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP. For details of the investment classifications, refer to the Schedule of Investments.

For the year ended October 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2016, there were no Level 3 securities.

For the year ended October 31, 2016, there have been no significant changes to the Fund’s fair valuation methodology.

Federal Income Taxes — It is the Fund’s intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., all open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund will distribute its net investment income quarterly. Distributions from net realized capital gains, if any, are declared and paid annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Fund. As of October 31, 2016, the remaining amount still to be amortized for the Fund was $13,585.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisors and service providers, as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2016, the Fund paid $110,049 for these services.

The Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the Fund’s R Class Shares’ average net assets. For the year ended October 31, 2016, the R Class Shares incurred no shareholder servicing fees.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement Logan Circle Partners, L.P., (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets. The Adviser has contractually agreed (effective at Fund commencement) to reduce fees and/or reimburse expenses to the extent necessary to keep the total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.45% of the Fund’s I Class Shares’ average daily net assets and 0.70% of the Fund’s R Class Shares’ average daily net assets until February 28, 2017. This Agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2017. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the total annual operating expenses and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period. As of October 31, 2016, fees which were previously waived and/or reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $348,148, expiring in 2018 and $360,239, expiring in 2019.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than in-kind transactions and short-term investments, for the year ended October 31, 2016, were as follows:

	U.S.
	Government	Other	Total
Purchases	$40,682,955	$6,524,725	$47,207,680
Sales	39,916,498	6,834,573	46,751,071

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Permanent book and tax basis differences which are primarily attributable to paydown gains and losses on investments have been reclassified to/from the following accounts during the year ended October 31, 2016:

Undistributed Net Investment Income	Accumulated Realized Loss
$ 15,410	$ (15,410)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the period ended October 31, 2016 was as follows:

	Ordinary Income	Total
2016	$263,385	$263,385
2015	134,289	134,289

As October 31, 2016 of the components of distributed earnings on a tax basis were as follows:

Undistributed Ordinary Income	$107,898
Unrealized Appreciation	12,310
Other Temporary Differences	(2)

Total Distributable Earnings	$120,206

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. During

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

the fiscal year ended October 31, 2016, the Fund utilized capital loss carryforwards of $38,459 to offset capital gains.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$ 10,444,881	$ 119,337	$ (107,027)	$ 12,310

8. Other:

At October 31, 2016, 100% of I Class Shares total shares outstanding were held by one record related party shareholder and 100% of R Class Shares total shares outstanding were held by three record shareholders, owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Concentration/Risks:

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall.

The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

10. Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

11. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund III and the Shareholders of

Logan Circle Partners Core Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Logan Circle Partners Core Plus Fund (one of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 31, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2016

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Annualized Expense Ratios		Expenses Paid During Period*
Logan Circle Partners Core Plus Fund
Actual Fund Return
I Class Shares	$1,000.00	$1,025.90	0.45%		$2.29
R Class Shares	1,000.00	1,024.90	0.45%		2.29
Hypothetical 5% Return
I Class Shares	$1,000.00	$1,022.88	0.45%		$2.29
R Class Shares	1,000.00	1,021.62	0.70	%(1)	3.56

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(1)	The share class is expected to run at the expense limit of 0.70% when assets are contributed.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED TRUSTEES3 4

WILLIAM M. DORAN (Born: 1940)	Chairman of Board of Trustees (Since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.

INDEPENDENT TRUSTEES[3]

JON C. HUNT (Born: 1951)	Trustee (Since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.

THOMAS P. LEMKE (Born: 1954)	Trustee (Since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.

JAY NADEL (Born: 1958)	Trustee (Since 2016)	Self-Employed Consultant since 2004.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 14 funds in The Advisors’ Inner Circle Fund III.
4	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-226-6161. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Member of Independent Committee of Nuveen Commodities Asset Management.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of AXA Premier VIP Trust, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust and JP Morgan Active ETFs.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Current Directorships: Trustee of City National Rochdale Funds, Winton Series Trust, Winton Diversified Opportunities Trust (closed-end investment company) and Gallery Trust. Director of Lapolla Industries, Inc.

Former Directorships: Trustee of Rochdale Investment Trust to 2013.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]

RANDALL S. YANKER (Born: 1960)	Trustee (Since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2014)	Director of Client Service, SEI Investments Company, since 2004.

ROBERT A. NESHER (Born: 1946)	Vice Chairman (Since 2014)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.

STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

3	Trustees oversee 14 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company) and Gallery Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorship: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years
OFFICERS (continued)
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (Since 2015) Anti-Money Laundering Compliance Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	LOGAN CIRCLE PARTNERS CORE PLUS FUND OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)

100.00%	0.00%	100.00%	0.00%	0.00%	9.80%	78.66%	0.00%

1.	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

2.	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

3.	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

4.	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

5.	The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2016. Complete information will be computed and reported with your 2016 Form 1099- DIV.

NOTES

Logan Circle Partners Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-800-252-4993

Adviser:

Logan Circle Partners L.P.

1717 Arch Street, Suite 1500

Philadelphia, PA 19103

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

LCP-AR-001-0200

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$264,000	$0	$0	$211,500	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$534,700	$0	$0	$0
(d)	All Other Fees	$0	$0	$2,970	$0	$0	$0

Fees billed by KPMG LLP (“KPMG”) related to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$36,050	$0	$0	$35,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$5,150	$0	$0	$5,000	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2016			2015
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	N/A	N/A	N/A	$25,400	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	N/A	0%
Tax Fees	N/A	0%
All Other Fees	N/A	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $537,670 and $0 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $5,150 and $5,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were N/A and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.